UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2005
NNN 2003 VALUE FUND, LLC
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51295 (Commission File Number)	20-122092 (IRS Employer Identification No.)
1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)
(877) 888-7348
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99

Item 2.01 Completion of Acquisition or Disposition of Assets.
On August 26, 2005, Triple Net Properties, LLC, our manager, issued a Press Release regarding the sale of 801 K Street, of which we own an 18.3% interest. A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
No. 99 — Press Release dated August 26, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 VALUE FUND, LLC
Date: September 2, 2005	By:	TRIPLE NET PROPERTIES, LLC,
Its Manager

By:	/s/ Anthony W. Thompson
Anthony W. Thompson
Chief Executive Officer